                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2003

                           METRETEK TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       0-19793                  84-11698358
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S Employer
of incorporation)                                            Identification No.)

            600 17th STREET, SUITE 800 NORTH, DENVER, COLORADO 80202
            --------------------------------------------------------
            (Address of principal executive offices)     (Zip code)

       Registrant's telephone number, including area code: (303) 416-9200

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On September 24, 2003, Metretek Technologies, Inc., a Delaware corporation (the "Company"), restructured its $3,000,000 credit facility (the "Credit Facility") with Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender"), by:

         - adding PowerSecure, Inc., a Delaware corporation and majority-owned subsidiary of the Company ("PowerSecure"), as an additional borrower under the Credit Facility through a Credit and Security Agreement (the "PowerSecure Credit Agreement") between the Lender and PowerSecure, which added certain eligible accounts receivable of PowerSecure to the borrowing base of the Credit Facility; and

         - amending the Credit and Security Agreements, as amended, between the Lender and each of Southern Flow Companies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Southern Flow"), and Metretek, Incorporated, a Florida corporation and wholly-owned subsidiary of the Company ("Metretek Florida"), to extend the maturity dates thereof to September 30, 2006, and to make certain other changes discussed below.

         The $3,000,000 maximum borrowing capacity under the Credit Facility was not changed in the Credit Facility restructuring, although the additional assets of PowerSecure included in the borrowing base are intended to facilitate increased borrowing capacity, up to the maximum limit.

         The obligations of PowerSecure under the PowerSecure Credit Agreement have been guaranteed by the Company along with its subsidiaries Southern Flow, Metretek Florida and Metretek Contract Manufacturing Company, Inc., a Florida corporation ("MCM") (collectively, the "Guarantors"). These guarantees have been secured by a guaranty agreement ("Guaranty") and a security agreement ("Security Agreement") entered into by each of the Guarantors, along with a subordination agreement (the "Subordination Agreement") entered into by the Company. The Security Agreements grant to the Lender a first priority security interest in virtually all of the assets of each of the Guarantors. The PowerSecure Credit Facility is further secured by a first priority security interest in virtually all of the assets of PowerSecure.

         The PowerSecure Credit Agreement contains financial covenants by PowerSecure to maintain a minimum tangible net worth and minimum net income levels and maximum capital expenditures. The PowerSecure Credit Agreement contains other standard covenants related to PowerSecure's operations, including prohibitions on the payment of dividends, the sale of assets and other corporate transactions by PowerSecure, without the Lender's consent.

         Borrowings under the PowerSecure Credit Agreement are limited to a borrowing base equal to 80% of PowerSecure's eligible accounts receivable. As of September 24, 2003, PowerSecure had a borrowing base of approximately $1,631,000 under the PowerSecure Credit Agreement, and the aggregate borrowing base under the aggregate Credit Facility was $3 million, of which $1,240,000 had been borrowed as of such date.

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         PowerSecure is permitted to advance funds under the PowerSecure Credit
Agreement to Guarantors, provided that after making such advances the Credit Facility availability is not less than $100,000 and that total advances to the Guarantors do not exceed $800,000 during 2003. The Credit Facility, which constitutes the Company's primary credit agreement, has been used and is expected to continue to be used primarily to fund the operations and growth of the Company's subsidiaries, especially PowerSecure and MCM.

         In connection with the restructuring of the Credit Facility, Southern Flow and Metretek Florida each amended their respective Credit and Security Agreements with the Lender to extend the maturity dates thereof until September 30, 2006 and to work in conformity with the PowerSecure Credit Agreement. In addition, the Metretek Florida Credit and Security Agreement was amended to modify and reduce the financial covenants of Metretek Florida related to minimum tangible net worth and minimum net income.

         The foregoing description of the Credit Facility, including the PowerSecure Credit Agreement, the Guaranties, the Security Agreements and the Amendments to Credit and Security Agreements, is qualified in its entirety by reference to the text of such agreements, which are attached as exhibits hereto and incorporated herein by this reference.

         All forward-looking statements contained in this Form 8-K, are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the Company's ability to attract, retain and motivate key personnel; the effects of competition in the Company's current and anticipated markets; the effects of the resolution of pending and future litigation and disputes; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-KSB and subsequently filed Form 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Form 8-K speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and

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assumptions of, and the information currently available to, management. The
Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  10.1 Credit and Security Agreement, dated as of September 24, 2003, by and between Wells Fargo Business Credit, Inc. and PowerSecure, Inc.

                  10.2 Form of Guaranty, dated as of September 24, 2003, by each of Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Metretek Contract Manufacturing Company, Inc. for the benefit of Wells Fargo Business Credit, Inc.

                  10.3 Form of Security Agreement, dated as of September 24, 2003, between Wells Fargo Business Credit, Inc. and each of Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Metretek Contract Manufacturing Company, Inc.

                  10.4 Fourth Amendment to Credit and Security Agreement, dated as of September 24, 2003, by and between Wells Fargo Business Credit, Inc. and Southern Flow Companies, Inc.

                  10.5 Second Amendment to Credit and Security Agreement, dated as of September 24, 2003, by and between Wells Fargo Business Credit, Inc. and Metretek, Incorporated

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRETEK TECHNOLOGIES, INC.

                                       By: /s/ W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated: October 3, 2003

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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                            DATED SEPTEMBER 24, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   10.1           Credit and Security Agreement, dated as of September 24, 2003, by and between Wells Fargo Business Credit, Inc. and
                  PowerSecure, Inc.

   10.2 Form of Guaranty, dated as of September 24, 2003, by each of Metretek Technologies, Inc., Southern Flow Companies, Inc.,
                  Metretek, Incorporated and Metretek Contract Manufacturing
                  Company, Inc. for the benefit of Wells Fargo Business Credit,
                  Inc.

   10.3 Form of Security Agreement, dated as of September 24, 2003, between Wells Fargo Business Credit, Inc. and each of Metretek
                  Technologies, Inc., Southern Flow Companies, Inc., Metretek,
                  Incorporated and Metretek Contract Manufacturing Company, Inc.

   10.4           Fourth Amendment to Credit and Security Agreement, dated as of
                  September 24, 2003, by and between Wells Fargo Business
                  Credit, Inc. and Southern Flow Companies, Inc.

   10.5           Second Amendment to Credit and Security Agreement, dated as of
                  September 24, 2003, by and between Wells Fargo Business
                  Credit, Inc. and Metretek, Incorporated

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